EXHIBIT 3.3

                               TURBOGENOMICS, INC.

                                  * * * * * * *
                                   B Y L A W S
                                  * * * * * * *


1.       OFFICES.

         1.1 REGISTERED OFFICE. The registered office shall be in the City of Wilmington, County of New Castle, State of Delaware.

1.2 OTHER OFFICES. The corporation may also have offices at such other places both within and without the State of Delaware as the board of directors may from time to time determine or the business of the corporation may require.

2.       MEETINGS OF STOCKHOLDERS.

         2.1 PLACE OF MEETINGS. All meetings of the stockholders for the election of directors shall be held in the State of Connecticut, at such place as may be fixed from time to time by the board of directors, or at such other place either within or without the State of Delaware as shall be designated from time to time by the board of directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

         2.2 ANNUAL MEETING. Annual meetings of stockholders shall be held on such date and at such time as shall be designated from time to time by the board of directors and stated in the notice of the meeting, at which the stockholders shall elect, by a plurality vote, a board of directors, and transact such other business as may properly be brought before the meeting.

         2.3 ANNUAL MEETING NOTICE. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten (10), nor more than sixty
(60) days before the date of the meeting.

         2.4 VOTING LIST. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

         2.5 SPECIAL STOCKHOLDER MEETINGS. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, may be called by the president and shall be called by the president or secretary at the request in writing of a majority of the board of directors, or at the request in writing of stockholders owning a majority in amount of the entire capital stock of the corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.

         2.6 NOTICE OF SPECIAL MEETING. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given not less than ten (10) nor more than twenty (20) days before the date of the meeting, to each stockholder entitled to vote at such meeting.

         2.7 PURPOSES OF SPECIAL MEETINGS. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

         2.8 QUORUM. The holders of a majority of the shares of stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         2.9 CONTROLLING VOTE. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the certificate of incorporation, a different vote is required, in which case such express provision shall govern and control the decision of such question.

         2.10 ONE VOTE PER SHARE. Unless otherwise provided in the certificate of incorporation, each stockholder shall at every meeting of the stockholders be entitled to one (1) vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after three (3) years from its date, unless the proxy provides for a longer period.

         2.11 ACTION TAKEN BY WRITTEN CONSENT. Unless otherwise provided in the certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

3.       DIRECTORS.

         3.1 NUMBER AND ELECTION. The number of directors which shall constitute the whole board shall be at least one (1) but not more than ten (10). The first board shall consist of two (2) directors. Thereafter, within the limits above specified, the number of directors shall be determined by resolution of the board of directors or by the stockholders at the annual meeting. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 3.2, and each director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders.

         3.2 FILLING OF VACANCIES. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by statute. If, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent (10%) of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

         3.3 POWERS OF THE BOARD. The business of the corporation shall be managed by or under the direction of its board of directors, which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these bylaws directed or required to be exercised or done by the stockholders.

         3.4 PLACE OF MEETINGS. The board of directors of the corporation may hold meetings, both regular and special, either within or without the State of Delaware.

         3.5 ANNUAL MEETING. An annual meeting of each newly elected board of directors shall be held directly following each annual meeting of the stockholders for the purpose of appointing the officers of the corporation and transacting such other business as shall be brought before such meeting. No notice of the annual meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event of the failure of the newly elected board of directors to meet directly following the annual stockholders' meeting, the annual meeting of the board of directors may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors.

         3.6 REGULAR MEETINGS. Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board.

         3.7 SPECIAL MEETINGS. Special meetings of the board may be called by the president or the secretary on five (5) days' notice to each director, either personally or by mail, telegram or facsimile; special meetings shall be called by the president or secretary in like manner and on like notice on the written request of two (2) directors unless the board consists of only one (1) director; in which case special meetings shall be called by the president or secretary in like manner and on like notice on the written request of the sole director.

         3.8 QUORUM. At all meetings of the board, a majority of the directors shall constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation. If a quorum shall not be present at any meeting of the board of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

         3.9 ACTION TAKEN BY WRITTEN CONSENT. Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting, if all members of the board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the board or committee.

         3.10 MEETINGS BY CONFERENCE CALL. Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of the board of directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

         3.11 COMMITTEES. (a) The board of directors may, by resolution passed by a majority of the whole board, designate one (1) or more committees, each committee to consist of one (1) or more of the directors of the corporation. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the board of directors.

              (b) The board of directors may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member.

              (c) Any such committee, to the extent provided in the resolution of the board of directors, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the bylaws of the corporation; and, unless the resolution or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

         3.12 MINUTES OF COMMITTEE MEETINGS. Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

         3.13 COMPENSATION OF DIRECTORS. Unless otherwise restricted by the certificate of incorporation or these bylaws, the board of directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

         3.14 REMOVAL OF DIRECTORS. Unless otherwise restricted by the certificate of incorporation or by law, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of shares entitled to vote at an election of directors.

4.       NOTICES.

         4.1 NOTICES. Whenever, under the provisions of the statutes or of the certificate of incorporation or of these bylaws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at such person's address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telegram or facsimile.

         4.2 WAIVER OF NOTICE. Whenever any notice is required to be given under the provisions of the statutes or of the certificate of incorporation or of these bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

5.       OFFICERS.

         5.1 ELECTION OF OFFICERS. The officers of the corporation shall be chosen by the board of directors at its annual meeting following each annual meeting of the stockholders and shall be a president, a secretary and a treasurer. Any number of offices may be held by the same person, unless the certificate of incorporation or these bylaws otherwise provide.

         5.2 OTHER OFFICERS. The board of directors may also appoint a chairman of the board, one or more vice presidents, one or more assistant secretaries and assistant treasurers and such other officers and agents as it shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board. The chairman of the board, if any, shall be elected from the members of the Board of Directors.

         5.3 SALARIES OF OFFICERS. The salaries of all officers and agents of the corporation shall be determined from time to time by the board of directors.

         5.4 SUCCESSORS. The officers of the corporation shall hold office until their successors are chosen and qualified. Any officer elected or appointed by the board of directors may be removed at any time by the affirmative vote of a majority of the board of directors. Any vacancy occurring in any office of the corporation shall be filled by the board of directors.

         5.5 CHAIRMAN OF THE BOARD. If provided by the board of directors, the chairman shall be the chief executive officer of the corporation. The chairman shall preside at all meetings of the stockholders and the board of directors, and, if designated as the chief executive officer of the corporation, shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the board of directors are carried into effect. The chairman may execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.

         5.6 PRESIDENT. Unless otherwise provided by the board of directors, the president shall be the chief executive officer of the corporation. In the absence of the chairman or in the event of the chairman's inability or refusal to act, the president shall preside at all meetings of the stockholders and the board of directors, shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the board of directors are carried into effect. The president shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.

         5.7 VICE PRESIDENT. In the absence of the president or in the event of the president's inability or refusal to act, the vice president (or in the event there be more than one (1) vice president, the vice presidents in the order designated by the directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. The vice president shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

         5.8 SECRETARY. The secretary shall attend all meetings of the board of directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the board of directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. The secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or president, under whose supervision the secretary shall be. The secretary shall have custody of the corporate seal of the corporation and shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the secretary or by the signature of such assistant secretary. The board of directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by such officer's signature.

         5.9 ASSISTANT SECRETARY. The assistant secretary, or if there be more than one (1), the assistant secretaries in the order determined by the board of directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of the secretary's inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

5.10     TREASURER.

              (a) CORPORATE ACCOUNTS. The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors.

              (b) DISBURSEMENTS. The treasurer shall disburse the funds of the corporation as may be ordered by the board of directors, taking proper vouchers for such disbursements, and shall render to the president and the board of directors, at its regular meetings, or when the board of directors so requires, an account of all transactions as treasurer and of the financial condition of the corporation.

              (c) BOND OF THE TREASURER. If required by the board of directors, the treasurer shall give the corporation a bond (which shall be renewed every six (6) years) in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of the office and for the restoration to the corporation, in case of the treasurer's death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the treasurer's possession or under the treasurer's control belonging to the corporation.

         5.11 ASSISTANT TREASURER. The assistant treasurer, or if there shall be more than one (1), the assistant treasurers in the order determined by the board of directors (or if there be no such determination, then in the order of their election), shall, in the absence of the treasurer or in the event of the treasurer's inability or refusal to act, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

6.       CERTIFICATES OF STOCK.

         6.1 CERTIFICATE. Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation by, the chairman or vice chairman of the board of directors, or the president or a vice president and the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation, certifying the number of shares owned by such holder in the corporation.

         6.2 STOCK LEGENDS. Every certificate for shares of stock which are subject to any restriction on transfer pursuant to the certificate of incorporation, these bylaws or any agreement to which the corporation is a party, shall have conspicuously noted on the face or back of the certificate either the full text of the restriction or a statement of the existence of such restriction and a statement that the corporation will furnish a copy thereof to the holder of such certificate upon written request and without charge. Every certificate issued when the corporation is authorized to issue more than one (1) class or series of stock shall set forth on its face or back either the full text of the preferences, voting powers, qualifications and special and relative rights of the shares of each class and series authorized to be issued or a statement of the existence of such preferences, powers, qualifications and rights and a statement that the corporation will furnish a copy thereof to the holder of such certificate upon written request and without charge.

         6.3 SIGNATURES ON CERTIFICATES. Any of or all the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

         6.4 LOST CERTIFICATES. The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issuance of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or the owner's legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

         6.5 TRANSFER OF STOCK. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

         6.6 FIXED RECORD DATE. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting, provided, however, that the board of directors may fix a new record date for the adjourned meeting.

         6.7 REGISTERED STOCKHOLDERS. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

7.       GENERAL PROVISIONS

         7.1 DIVIDENDS. Dividends upon the capital stock of the corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the board of directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.

         7.2 RESERVES TO MEET CONTINGENCIES. Before payment of any dividend, there may be set aside, out of any funds of the corporation available for dividends, such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

         7.3 ANNUAL STATEMENT. The board of directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

         7.4 CHECKS. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

         7.5 FISCAL YEAR. The fiscal year of the corporation shall be fixed by resolution of the board of directors.

         7.6 CORPORATE SEAL. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words "Seal" and "Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

8.       INDEMNIFICATION

         Each person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executors, administrators or estate of such person) shall be indemnified by the corporation to the full extent permitted or authorized by the General Corporation Law of the State of Delaware.

The corporation may, but shall not be obligated to, maintain insurance, at its expense, for its benefit in respect of such indemnification and that of any such person whether or not the corporation would otherwise have the power to indemnify such person.

9.       AMENDMENTS

         These bylaws may be altered, amended or repealed or new bylaws may be adopted by the stockholders or by the board of directors, when such power is conferred upon the board of directors by the certificate of incorporation, at any regular meeting of the stockholders or of the board of directors or at any special meeting of the stockholders or of the board of directors if notice of such alteration, amendment, repeal or adoption of new bylaws be contained in the notice of such special meeting. If the power to adopt, amend or repeal bylaws is conferred upon the board of directors by the certificate of incorporation, it shall not divest or limit the power of the stockholders to adopt, amend or repeal bylaws.

                               TURBOGENOMICS, INC.

                      WRITTEN CONSENT OF SOLE INCORPORATOR
                               IN LIEU OF MEETING

         The undersigned, being the sole incorporator of TURBOGENOMICS, INC., a Delaware corporation (the "Corporation"), hereby consents to the adoption of the following resolutions in lieu of a meeting of stockholders, pursuant to Sections 107 and 108 of the General Corporation Law of the State of Delaware:

         RESOLVED,   that  the  sole  incorporator   cause  the  Certificate  of
Incorporation of the Corporation to be filed with the Secretary of State of Delaware; and further

         RESOLVED, that a copy of said Certificate of Incorporation be inserted in the minute book of the Corporation preceding the minutes of this meeting; and further

         RESOLVED, that Bylaws, a copy of which is hereby directed to be inserted in the minute book following a copy of the Certificate of Incorporation, are hereby adopted as and for the Bylaws of the Corporation until such Bylaws are amended or repealed by the Board of Directors or by the stockholders; and further

         RESOLVED, that the number of directors that shall constitute the initial Board of Directors be and it hereby is two (2); and further

         RESOLVED, that BEVERLY E. THALBERG and GREGORY E. GARDINER are hereby nominated and elected the directors of the Corporation to serve until the first annual meeting of stockholders or until their successors have been elected and qualified; and further

         RESOLVED, that the Board of Directors be authorized to accept subscriptions for, and to issue, the whole or any part of the unissued common stock, at any time and from time to time, and to accept in full or part payment therefor either cash or such property as said board of directors may in its discretion deem to be desirable for the business of the Corporation.

         IN WITNESS WHEREOF, the undersigned has caused this Consent to be duly executed this 28th day of March, 2000.

                                                -----------------------------
                                                Rebecca Matthews Parent
                                                Sole Incorporator

                               TURBOGENOMICS, INC.

                            UNANIMOUS WRITTEN CONSENT
                            OF THE BOARD OF DIRECTORS

         The undersigned, being all of the members of the Board of Directors of TURBOGENOMICS, INC., a Delaware corporation (the "Corporation"), hereby consent to the adoption of the following resolutions without a meeting of said Board of Directors pursuant to Section 141(f) of the General Corporation Law of the State of Delaware:

         RESOLVED, that the following persons are hereby appointed to serve as officers of the Corporation for the office or offices set forth below next to their respective names until their successors are elected and qualified:

             Name                           Office
             ----                           ------
             Beverly E. Thalberg            President, Secretary and Treasurer

             Gregory E. Gardiner            Chief Executive Officer


         RESOLVED, that the Corporation qualify to transact business in the State of Connecticut, and, for that purpose, that the proper officers of the Corporation be, and they hereby are, authorized and directed to execute and file an Application for Certificate of Authority with the Secretary of the State of Connecticut; and further

         RESOLVED, that Frank J. Marco, Esq. be appointed as the Corporation's Registered Agent for Service in the State of Connecticut, and, for that purpose, that the proper officers of the Corporation be, and they hereby are, authorized and directed to execute and file an Appointment of Registered Agent with the Secretary of the State of Connecticut to that effect; and further

         RESOLVED, that the proposed form of stock certificate presented to and approved by each of the undersigned is hereby adopted as the form of stock certificate for the common stock of the Corporation, and a specimen of such stock certificate shall be inserted in the minute book of the Corporation; and further

         RESOLVED, that the Corporation hereby accepts the subscriptions of the following persons to obtain the number of shares of Common Stock as set forth next to their respective names, at a purchase price of $.001 per share:

Name                                                         Number of Shares
----                                                         ----------------
Scientific Computing Associates, Inc.                              11,175,000
Gregory E. Gardiner                                                   375,000
Andrew H. Sherman                                                     600,000
Robert Bjornson                                                       600,000

         RESOLVED, that, upon receipt by the Corporation of the aggregate purchase price therefor, the proper officers of the Corporation are hereby authorized and directed to execute and deliver to the persons listed above stock certificates evidencing the shares so purchased; and further

         RESOLVED, that such shares of stock as issued are declared fully paid and not liable to any further call or assessment; and further

         RESOLVED, that the officers of the Corporation are, and each of them hereby is, authorized and directed to pay all organization expenses of the Corporation out of the funds of the Corporation; and further

         RESOLVED, that the Treasurer of the Corporation is hereby authorized to properly open and maintain the Corporation's books of account and to open such bank accounts for the Corporation as are necessary or desirable for the business of the Corporation; and further

         RESOLVED, that, the funds of the Corporation be deposited in People's Bank, 265 Church Street, New Haven, CT 06510 (the "Bank"); and further

         RESOLVED, that, each check, draft or other negotiable instrument shall require the signatures of two (2) of the following individuals hereby authorized to make withdrawals of the funds of the Corporation on deposit in the Bank

                                    Beverly E. Thalberg
                                    Andrew H. Sherman
                                    Martin H. Schultz
                                    Susan Occhiogrosso

and further

         RESOLVED, that, if any bank requires a particular form of resolutions of the Board of Directors for opening a bank account, the President is hereby authorized to approve the form of such resolutions, and upon such approval each resolution is hereby adopted; and the Secretary is hereby authorized to certify the adoption of all such resolutions and file such resolutions in the minute book with this Consent; and further

         RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized and empowered to do, on behalf of the Corporation, all acts, including, without limitation, the execution and performance of contracts, the execution and filing of applications, certificates, and other documents, the opening and using of bank accounts, and the borrowing of money, which they, or any one of them, may deem necessary or desirable for, or incidental to, the commencement and conduct of the business of the Corporation; and further

         RESOLVED, that the fiscal year of the Corporation shall end on December 31 in each year; and further

         RESOLVED, that the seal impressed below is adopted as the corporate seal of the Corporation.

         The undersigned directors hereby waive all notice of a meeting and the holding of any meeting of the Board of Directors to act upon said resolutions, and hereby direct that this Consent be inserted in the minute book of the Corporation.

         IN WITNESS WHEREOF, the undersigned, constituting all of the directors of TurboGenomics, Inc., have duly executed this Consent this 20th day of July, 2000.

                                             ----------------------------
                                             Beverly E. Thalberg



                                             ----------------------------
                                             Gregory E. Gardiner

CORPORATE SEAL

                               TURBOGENOMICS, INC.

                             SUBSCRIPTION FOR SHARES


                                  July 20, 2000



         The undersigned hereby subscribes for 11,175,000 shares of the common stock of TURBOGENOMICS, INC., a Delaware corporation, at a total purchase price of $.001.

                                          SCIENTIFIC COMPUTING ASSOCIATES, INC.



                                          By:
                                              ----------------------------------
                                              Name:  Beverly E. Thalberg
                                              Title: President

                                              Address:  265 Church Street
                                                        New Haven, CT 06510

                                              EIN#
                                                        ------------------------

                               TURBOGENOMICS, INC.

                             SUBSCRIPTION FOR SHARES


                                  July 20, 2000



         The undersigned hereby subscribes for 375,000 shares of the common stock of TURBOGENOMICS, INC., a Delaware corporation, at a total purchase price of $.001.



                                             -----------------------------------
                                             Gregory E. Gardiner

                                             Address:  85 Montauk Avenue
                                                       Stonington, CT 06378

                                             SS#       ###-##-####

                               TURBOGENOMICS, INC.

                             SUBSCRIPTION FOR SHARES


                                  July 20, 2000



         The undersigned hereby subscribes for 600,000 shares of the common stock of TURBOGENOMICS, INC., a Delaware corporation, at a total purchase price of $.001.



                                            ------------------------------------
                                            Andrew H. Sherman

                                            Address:
                                                     ---------------------------

                                                     ---------------------------

                                            SS#
                                                     ---------------------------

                               TURBOGENOMICS, INC.

                             SUBSCRIPTION FOR SHARES


                                  July 20, 2000



         The undersigned hereby subscribes for 600,000 shares of the common stock of TURBOGENOMICS, INC., a Delaware corporation, at a total purchase price of $.001.



                                            ------------------------------------
                                            Robert Bjornson

                                            Address:
                                                     ---------------------------

                                                     ---------------------------

                                            SS#
                                                     ---------------------------